Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. __12-16423 MM11
OPERATING REPORT NO. 2
	Debtor(s).	FOR THE MONTH ENDING:
1/31/2013

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$109,081.14

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL
ACCOUNT REPORTS		$2,296.02

3. BEGINNING BALANCE		$106,785.12

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$171,613.92
ACCOUNTS RECEIVABLE - POST-FILING	$-
GENERAL SALES	$-
OTHER (SPECIFY) _Customer deposits post-petition __	$25,470.00
OTHER ** (SPECIFY)	$-

TOTAL RECEIPTS THIS PERIOD:		$197,083.92
5. BALANCE:		$303,869.04

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$147,818.01
TOTAL DISBURSEMENTS THIS PERIOD***:		$147,818.01

7. ENDING BALANCE:		$156,051.03

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

     DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

                                                                                     San Diego, CA 92128

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.
***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET
(ACCRUAL BASIS ONLY)
	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$156,351.03
Restricted Cash
Accounts Receivable	$282,940.78
Inventory	$91,552.82
Notes Receivable
Prepaid Expenses
Other (Itemize)
Total Current Assets		$530,844.63

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(245,496.39)
Net Property, Plan, and Equipment		$9,377.06

Other Assets (Net of Amortization):
Due from Insiders
Other (Itemized) See page 12 disclosure attached	$63,120.90
Total Other Assets		$63,120.90

TOTAL ASSETS		$603,342.59

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$25,977.62
Taxes Payable
Notes Payable
Professional Fees	$47,269.00
Secured Debt
Other (Itemized) See page 12 disclosure attached	$52,027.82
Total Post-Petition Liabilities		$125,274.44

Pre-Petition Liabilities:
Secured Liabilities	$4,618,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,590,696.84

TOTAL LIABILITIES		$5,715,971.28

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$224,949.62
Direct Charges to Equity

TOTAL EQUITY		$(5,112,628.69)

TOTAL LIABILITIES & EQUITY		$603,342.59

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)
	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$103,385.60	$356,345.60
Less: Returns/Discounts	( )	( )
Net Sales/Revenue	$103,385.60	$356,345.60

Cost of Goods Sold:
Beginning Inventory at cost	$22,488.00	$22,488.00
Purchases	$79,466.45	$79,466.45
Less: Ending Inventory at cost	$(91,552.82)	$(91,552.82)
Cost of Goods Sold (COGS)	$10,401.63	$10,401.63

Gross Profit	$92,983.97	$345,943.97

Other Operating Income (Itemize)

Operating Expenses:
Payroll - Insiders	$32,923.00	$32,923.00
Payroll - Other Employees	$19,175.34	$19,175.34
Payroll Taxes	$6,054.41	$6,054.41
Other Taxes (Itemize)
Depreciation and Amortization	$13,523.83	$13,523.83
Rent Expense - Real Property	$9,645.40	$9,645.40
Lease Expense - Personal Property
Insurance	$14,634.76	$14,634.76
Real Property Taxes
Telephone and Utilities	$3,859.93	$6,155.95
Repairs and Maintenance
Travel and Entertainment (Itemize) business meals	$709.33	$709.33
Miscellaneous Operating Expenses (Itemize) see attached	$6,517.03	$6,517.03
Total Operating Expenses	$(107,043.03)	$(109,339.05)

Net Gain/(Loss) from Operations	$(14,059.06)	$236,604.92

Non-Operating Income:
Interest Income
Net Gain on Sale of Assets (Itemize)
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,761.09	$6,850.30
Legal and Professional (Itemize)	$47,704.00	$47,704.00
Other (Itemize)
Total Non-Operating Expenses	$(52,465.09)	$(54,554.30)

NET INCOME/(LOSS)	$(66,524.15)	$224,949.62